                                                                   EXHIBIT 10.23

                         CONSENT TO SUBLEASE AGREEMENT

     This Consent to Sublease Agreement (this "AGREEMENT") is made as of October 23, 2000 by and among Spieker Properties, L.P., a California limited partnership, successor-in-interest to Spieker Properties #179, Limited Partnership, a California limited partnership ("MASTER LANDLORD"), Rohm Electronics, Western Division, a Division of Rohm Electronics, USA, LLC ("SUBLANDLORD"), and HI/FN, a Delaware corporation ("SUBTENANT").

                                    RECITALS

     This Agreement is made with regard to the following facts:

     A. Master Landlord and Sublandlord, as tenant, entered into a Lease dated June 4, 1997 (the "MASTER LEASE"), for premises located at 5973 Avenida Encinas, Suite 220, Carlsbad, CA 92008 (the "PREMISES") in the office building commonly known as PACIFIC VIEW PLAZA (the "BUILDING"). Initially capitalized terms not otherwise defined herein shall have the same meanings as described in the Lease.

     B. Under the terms of Paragraph 9 of the Master Lease, Sublandlord has requested Master Landlord's consent to the Sublease Agreement dated October 5, 2000, between Sublandlord and Subtenant (the "SUBLEASE"), which would sublease to Subtenant the Premises, as more particular described in the Sublease (the "SUBLEASED PREMISES"). A copy of the Sublease is attached to this Agreement as EXHIBIT A.

     C. Master Landlord is willing to consent to the Sublease on the terms and conditions contained in this Agreement.

     NOW THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for valuable consideration, the receipt and sufficiency of which are acknowledged by the parties, the parties agree as follows.

          1. MASTER LANDLORD'S CONSENT. Master Landlord consents to the Sublease. This consent is granted only on the terms and conditions stated in this Agreement. Master Landlord is not bound by any of the terms, covenants, or conditions of the Sublease. The Sublease is subject and subordinate to the Master Lease.

          2. LIMITS OF CONSENT.

               2.1 NONRELEASE OF SUBLANDLORD; FURTHER TRANSFERS; RECAPTURE RIGHTS. Neither the Sublease nor this Agreement will:

                    (a) release Sublandlord from any liability, whether past, present or future, under the Master Lease;

                    (b) alter the primary liability of Sublandlord to pay the Rent and perform all of Tenant's obligations under the Master Lease (including the payment of all bills rendered by Master Landlord for charges incurred by Subtenant for services and materials supplied to the Subleased Premises);

                    (c) be construed as a waiver of Master Landlord's right to consent to any proposed transfer after the date hereof by Sublandlord under the Master Lease or Subtenant under the Sublease, or as a consent to any portion of the Subleased Premises being used or occupied by any other party; or

                    (d) limit Master Landlord's right, in the event of a proposed future sublease, sub-sublease or any other transfer of the Lease, to recapture any portion of the Premises, including the Subleased Premises, affected by that proposed sublease, as provided in Paragraph 21 of the Master Lease.

               Master Landlord may consent to the subsequent sublease and assignment of the Sublease or any amendments or modifications to the Sublease without notifying Sublandlord or anyone else liable under the Master Lease, including any guarantor of the Master Lease, and without obtaining their consent. No such action by Master Landlord will relieve those persons from any liability to Master Landlord or otherwise with regard to the Subleased Premises. Notwithstanding the foregoing, nothing contained herein shall diminish any obligation of Subtenant to obtain Sublandlord's approval prior to taking any such actions.

          3. RELATIONSHIP WITH MASTER LANDLORD

               3.1 EFFECT OF SUBLANDLORD DEFAULT UNDER MASTER LEASE.   If
Sublandlord defaults in the performance of its obligations under the Master Lease, Master Landlord may, without limiting its other rights and remedies, by notice to Sublandlord and

Subtenant, elect to receive and collect, directly from Subtenant, all rent and any other sums owing and to be owed under the Sublease, as further set forth in
Section 3.2 below.

               3.2 MASTER LANDLORD'S ELECTION TO RECEIVE RENTS. Master Landlord will not, as a result of the Sublease, or as a result of the collection of rents or any other sums from Subtenant under Section 3.1 above, be liable to Subtenant for any failure of Sublandlord to perform any obligation of Sublandlord under the Sublease.

               Sublandlord irrevocably authorizes and directs Subtenant, on receipt of any written notice from Master Landlord stating that a default exists in the performance of Sublandlord's obligations under the Master Lease, to pay to Master Landlord the rents and any other sums due and to become due under the Sublease. Sublandlord agrees that Subtenant has the right to rely on any such statement from Master Landlord, and that Subtenant will pay those rents and other sums to Master Landlord without any obligation or right to inquire as to whether a default exists and despite any notice or claim from Sublandlord to the contrary. Sublandlord will not have any right or claim against Subtenant for those rents or other sums paid by Subtenant to Master Landlord. Master Landlord will credit Sublandlord with any rent received by Master Landlord under this assignment, but the acceptance of any payment on account of rent from Subtenant as the result of a default by Sublandlord will not: (a) be an attornment by Master Landlord to Subtenant or by Subtenant to Master Landlord; (b) be a waiver by Master Landlord of any provision of the Master Lease; or (c) release Sublandlord from any liability under the terms, agreements, or conditions of the Master Lease. No payment of rent by Subtenant directly to Master Landlord, regardless of the circumstances or reasons for that payment, will be deemed an attornment by Subtenant to Master Landlord in the absence of a specific written agreement signed by Master Landlord to that effect.

               3.3 MASTER LANDLORD'S ELECTION OF TENANT'S ATTORNMENT. In the event the Master Lease is terminated prior to the expiration of the term of the Sublease, Master Landlord shall have the right, pursuant to notice to Subtenant, to succeed to Sublandlord's interest in the Sublease and cause Subtenant to attorn to Master Landlord. Master Landlord will assume the obligation of Sublandlord under the Sublease from the time of the exercise of the option, but Master Landlord will not be:

                    (a) liable for any rent paid by Subtenant to Sublandlord more than one month in advance, or any security deposit paid by Subtenant to Sublandlord;

                    (b) liable for any act or commission of Sublandlord under the Master Lease or for any default of Sublandlord under the Sublease which occurred prior to the Master Landlord's assumption;

                    (c) subject to any defenses or offsets that Subtenant may have against Sublandlord which arose prior to Master Landlord's assumption; or

                    (d) bound by any changes or modifications made to the Sublease without the written consent of Master Landlord.

          4. CONSIDERATION FOR SUBLEASE. Sublandlord and Subtenant represent and warrant that there are no additional payments of rent or any other consideration of any type which has been paid or is payable by Subtenant to Sublandlord in connection with the Sublease, other than as disclosed in the Sublease.

          5. GENERAL PROVISIONS

               5.1 BROKERAGE COMMISSION. Sublandlord and Subtenant agree that Master Landlord will not be liable for any brokerage commission or finder's fee in connection with the consummation of the Sublease or this Agreement. Sublandlord and Subtenant will protect, defend, indemnify, and hold Master Landlord harmless from any brokerage commission or finder's fee in connection with the consummation of the Sublease or this Agreement, and from any cost or expense (including attorney fees) incurred by Master Landlord in resisting any claim for any such brokerage commission or finder's fee. The provisions of this
Section 5.1 shall survive the expiration or earlier termination of the Sublease and this Agreement.

               5.2 NOTICE. Any notice that may or must be given by any party under this Agreement will be delivered (i) personally, (ii) by certified mail, return receipt requested, or (iii) by a nationally recognized overnight courier, addressed to the party to whom it is intended. Any notice given to the Master Landlord, Sublandlord or Subtenant shall be sent to the respective address set forth on the signature page below, or to such other address as that party may designate for service of notice by a notice given in accordance with the provisions of this Section 5.2.

     5.3 CONTROLLING LAW. The terms and provisions of this Agreement will be construed in accordance with, and will be governed by, the laws of the State of California.

     5.4 ENTIRE AGREEMENT; WAIVER. This Agreement constitutes the final, complete and exclusive statement between the parties to this Agreement pertaining to the terms of Master Landlord's consent to the Sublease, supersedes all prior and contemporaneous understandings or agreements of the parties, and is binding on and inures to the benefit of their respective heirs, representatives, successors and assigns.

     5.5 WAIVER OF JURY TRIAL; ATTORNEY FEES. If any party commences litigation against any other party for the specific performance of this Agreement, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the parties waive any right to a trial by jury and, in the event of any commencement of litigation, the prevailing party shall be entitled to recover from the applicable party such costs and reasonable attorney fees as may have been incurred.

     5.6 COUNTERPARTS. This Agreement may be executed and acknowledged in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one agreement.

     5.7 BONUS RENT. PURSUANT TO PARAGRAPH 9.b OF THE MASTER LEASE, SUBLANDLORD SHALL DELIVER TO MASTER LANDLORD, AS ADDITIONAL RENT, THE AMOUNT AS FOLLOWS:

     OCTOBER 16, 2000 - OCTOBER 31, 2000          $378.53 PER MONTH
     NOVEMBER 1, 2000 - JUNE 30, 2001             $709.75 PER MONTH
     JULY 1, 2001 - JUNE 30, 2002                 $734.25 PER MONTH

SUCH AMOUNT IS SUBJECT TO RETROACTIVE ADJUSTMENT IF INCORRECTLY STATED HEREIN AND/OR IF SUBLANDLORD HAS SUPPLIED INCORRECT INFORMATION IN CONNECTION WITH THE COMPUTATION OF SUCH BONUS RENT CONTAINED HEREIN.

     The parties have executed this Agreement as of the above date.


MASTER LANDLORD:

SPIEKER PROPERTIES, L.P.,                     Master Landlord Address:
a California limited partnership
                                              5790 Fleet Street, Suite 100
By: Spieker Properties, Inc.,                 Carlsbad, CA 92008
    a Maryland corporation,
    its general partner

    By:  /s/ RICHARD L. ROMNEY
         --------------------------
         Richard L. Romney
    Its: Senior Vice President
         --------------------------

SUBLANDLORD:

Rohm Electronics, Western Division            Sublandlord Address:
a Division of Rohm Electronics, USA, LLC
                                              10145 Pacific Heights Blvd., Suite 1000
                                              San Diego, CA 92121

    By:  [Signature Illegible]
         --------------------------
    Its: VP Operations
         --------------------------

SUBTENANT:

HI/FN, a Delaware corporation                 Subtenant Address:

    By:  CHRISTOPHER BRIGHAM                  5973 Avenida Encinas, Suite 220
         --------------------------           Carlsbad, CA 92008
    Its: VP Operations
         --------------------------

                                   EXHIBIT A

                                    SUBLEASE

        [LOGO]    AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION
                               STANDARD SUBLEASE
                (LONG-FORM TO BE USED WITH PRE-1996 AIR LEASES)

     1. PARTIES. This Sublease, dated, for reference purposes only, October 5, 2000, is made by and between ROHM Electronics, USA, LLC, Western Sales Division ("Sublessor") and Hi/Fn, Inc. ("Sublessee").

     2. PREMISES. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property, including all improvements therein, and commonly known by the street address of Suite 220, 5793 Avenida Encinas located in the County of San Diego, State of California and generally described as (describe briefly the nature of the property) approximately 3,795 square feet of office space. ("Premises").

     3.   TERM.

          3.1 TERM. The term of this Sublease shall be for twenty-one and one-half (20 & 1/2) months commencing on October 16, 2000 and ending on June 30, 2002 unless sooner terminated pursuant to any provision hereof.

          3.2 DELAY IN COMMENCEMENT. Sublessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises by the commencement date. If, despite said efforts, Sublessor is unable to deliver possession as agreed, Sublessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Sublease. Sublessee shall not, however, be obligated to pay Rent or perform its other obligations until it receives possession of the Premises. If possession is not delivered within sixty days after the commencement date, Sublessee may, at its option, by notice in writing within ten days after the end of such sixty day period, cancel this Sublease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Sublessor within said ten day period, Sublessee's right to cancel shall terminate. Except as otherwise provided, if possession is not tendered to Sublessee when required and Sublessee does not terminate this Sublease, as aforesaid, any period of rent abatement that Sublessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Sublessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Sublessee. If possession is not delivered within 120 days after the commencement date, this Sublease shall automatically terminate unless the Parties agree, in writing, to the contrary.

     4.   RENT.

          4.1 BASE RENT. Sublessee shall pay to Sublessor as Base Rent for the Premises equal monthly payments of $*________ in advance, on the first (1st) day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof $3,890.00 as Base Rent for Oct. 16, 2000 - Oct. 31, 2000 *Oct. 1, 2000 - June 30, 2001: $7,779.75/mo. July 1, 2001 - June 30, 2002:
$8,159.25/mo. Base Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment.

          4.2 RENT DEFINED. All monetary obligations of Sublessee to Sublessor under the terms of this Sublease (except for the Security Deposit) are deemed to be rent ("RENT"). Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

     5. SECURITY DEPOSIT. Sublessee shall deposit with Sublessor upon execution hereof $8,159.00 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay Rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any Rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit, Sublessee shall within ten days after written demand therefore forward to Sublessor an amount sufficient to restore said Deposit to the full amount provided for herein and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep said Deposit separate from its general accounts. If Sublessee performs all of Sublessee's obligations hereunder, said Deposit, or so much thereof as has not therefore been applied by Sublessor, shall be returned, without payment of interest to Sublessee (or at Sublessor's option, to the last assignee, if any, of Sublessee's interest hereunder) at the expiration of the term hereof, and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.

     6.   USE.

          6.1 AGREED USE. The Premises shall be used and occupied only for general office use and for no other purpose.

          6.3  ACCEPTANCE OF PREMISES AND LESSEE. Sublessee acknowledges that:

          (a) it has been advised by Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Sublessee's intended use,

          (b) Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and

          (c) neither Sublessor, Sublessor's agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Sublease.

          (a) Broker has made no representations, promises or warranties concerning Sublessee's ability to honor the Sublease or suitability to occupy the Premises, and

          (b) it is Sublessor's sole responsibility to investigate the financial capability and/or suitability or all proposed tenants.

     7.   MASTER LEASE

          7.1 Sublessor is the lessee of the Premises by virtue of a lease and First Amendment to the Lease, jointly, hereinafter the "MASTER LEASE", a copy of which is attached hereto marked Exhibit 1, wherein Spieker Properties #179 Limited Partnership is the lessor, hereinafter the "MASTER LESSOR".

          7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

          7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

          7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom: First Amendment #3, 4. Lease: 2, 3, 40, 45, Exhibits A and B.

          7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "SUBLESSEE'S ASSUMED OBLIGATIONS". The obligations that Sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "SUBLESSOR'S REMAINING OBLIGATIONS".

          7.6 Sublessee shall hold Sublessor free and harmless from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

          7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

          7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any Party to the Master Lease.

     8.   ASSIGNMENT OF SUBLEASE AND DEFAULT.

          8.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease, subject however to the provisions of Paragraph 8.2 hereof.

          8.2 Master Lessor, by executing this document, agrees that until a Default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the Rent accruing under this Sublease. However, if Sublessor shall Default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the Rent from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

          8.3 Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor stating that a Default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the Rent due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such Rent to Master Lessor without any obligation or right to inquire as to whether such Default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent so paid by Sublessee.

          8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

     9.   CONSENT OF MASTER LESSOR.

          9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within ten days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.

          9.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then neither this Sublease, nor the Master Lessor's consent, shall be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving their consent to this Sublease.

          9.3  In the event that Master Lessor does give such consent then:

               (a) Such consent shall not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the Rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

               (b) The acceptance of Rent by Master Lessor from Sublessee or anyone else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

               (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

               (d) In the event of any Default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or anyone else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

               (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor or anyone else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

               (f) In the event that Sublessor shall Default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid Rent nor any Security Deposit paid by Sublessee, nor shall Master Lessor be liable for any other Defaults of the Sublessor under the Sublease.

          9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

          9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no Default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

          9.6 In the event that Sublessor defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any Default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such Default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

     10.  BROKERS FEE.

          10.1 Upon execution hereof by all parties, Sublessor shall pay to Grubb & Ellis & to Business Real Estate Brokerage a licensed real estate broker, ("Broker"), a fee as set forth in a separate agreement between Sublessor and Broker.

     11. ATTORNEY'S FEES. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court.

     12. ADDITIONAL PROVISIONS. [If there are no additional provisions, draw a line from this point to the next printed word after the space left here. If there are additional provisions place the same here. Sublessor shall clean the carpet throughout the Premises and repaint Premises where necessary.

-------------------------------------------------------------------------------

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS SUBLEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR SUBLESSEE'S INTENDED USE.

WARNING: IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE SUBLEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.

--------------------------------------------------------------------------------



Executed at:                        ROHM Electronics, USA, LLC, Wstn. Sales Div
             -------------------    --------------------------------------------
                                    10145 Pacific Heights Blvd., Suite 1000
                                    San Diego, CA 92121

on: October      , 2000             By /s/ [Signature Illegible]
    ----------------------------      ------------------------------------------

Address:                            By
        ------------------------      ------------------------------------------

                                    "Sublessor" (Corporate Seal)


Executed at:                        Hi/Fn, Inc.
            --------------------    -------------------------------------------
                                    5973 Avenida Encinas
                                    Carlsbad, CA 92008

on: October     , 2000              By /s/ WILLIAM WALKER
    ----------------------------       -----------------------------------------

Address: 5973 Avenida Encinas       By
         -----------------------      ------------------------------------------

                                    "Sublessee" (Corporate Seal)


Executed at:                        Spieker Properties, #179 Limited Partnership
            --------------------    --------------------------------------------

on: October     , 2000              By
   -----------------------------      ------------------------------------------

Address:                            By
        ------------------------      ------------------------------------------

                                   "Master Lessor" (Corporate Seal)


NOTE: THESE FORMS ARE OFTEN MODIFIED TO MEET CHANGING REQUIREMENTS OF LAW AND NEEDS OF THE INDUSTRY. ALWAYS WRITE OR CALL TO MAKE SURE YOU ARE UTILIZING THE MOST CURRENT FORM: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 SO. FLOWER ST.,

SUITE 600, LOS ANGELES, CA 90017, (213) 687-8777.




                                  PAGE 5 of 5